Exhibit 99.1

Press Release

For Release Tuesday, September 22, 2015; 5:00 PM ET

CYBERONICS STOCKHOLDERS OVERWHELMINGLY APPROVE MERGER WITH SORIN

Houston, TX, September 22, 2015 — Cyberonics, Inc. (NASDAQ: CYBX, “Cyberonics”) today announced that its stockholders voted to adopt the merger agreement providing for the business combination of Cyberonics and Sorin S.p.A. (MTA; Reuters Code: SORN.MI, “Sorin”) at the special meeting of Cyberonics stockholders held earlier today.  More than 98.8 percent of votes cast at the special meeting were in favor of the transaction, representing more than 84.2 percent of all outstanding shares of Cyberonics.

Sorin and Cyberonics announced on February 26, 2015 that the boards of directors of both companies unanimously approved a combination of the companies (the “Transaction”) under a newly formed holding company organized under the laws of England and Wales, LivaNova PLC (“LivaNova”).  The Transaction was overwhelmingly approved by Sorin shareholders on May 26, 2015.

The Transaction will create a new premier global medical technology company.  LivaNova will have a strategic presence in over 100 countries on five continents around the world, with approximately 4,500 employees.  The Transaction, which is expected to close in the fourth calendar quarter of 2015, remains subject to the satisfaction of certain closing conditions set forth in the transaction agreement.

About Cyberonics

Cyberonics, Inc. is a medical device company with core expertise in neuromodulation. The company developed and markets the VNS Therapy® System, which is FDA-approved for the treatment of medically refractory epilepsy and treatment-resistant depression. The VNS Therapy System uses an implanted medical device that delivers pulsed electrical signals to the vagus nerve. Cyberonics offers the VNS Therapy System in selected markets worldwide. Cyberonics also has CE Mark for the VITARIA™ System, which provides autonomic regulation therapy for the treatment of chronic heart failure. Additional information on Cyberonics and the VNS Therapy System is available at www.cyberonics.com.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act) concerning Cyberonics, Sorin, LivaNova, the proposed transactions and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise. They are based on current beliefs of the management of Cyberonics, Sorin and LivaNova as well as assumptions made by, and information currently available to, such management, and therefore, you are cautioned not to place undue reliance on them. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. None of Cyberonics, Sorin or LivaNova undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.  Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the medical device industry, and other legal, regulatory and economic developments.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the applicable safe harbor provisions of the Exchange Act and the Securities Act described above. Factors that could cause actual results to differ materially from those in the forward-looking statements include the failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise, or the requirement to accept conditions that could reduce the anticipated benefits of the proposed transactions as a condition to obtaining regulatory approvals; the failure to satisfy other closing conditions to the proposed transactions; the length of time necessary to consummate the proposed transactions, which may be longer than anticipated for various reasons; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; the inability of Cyberonics, Sorin, and LivaNova to meet expectations regarding the timing, completion and accounting and tax treatments with respect to the proposed transactions; risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; the ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; the ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks to the industries in which Cyberonics and Sorin operate that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Cyberonics and LivaNova and the analogous section from Sorin’s annual reports and other documents filed from time to time with the Italian financial market regulator (CONSOB) by Sorin; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Cyberonics’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC by Cyberonics and LivaNova and those described in Sorin’s annual reports, registration documents and other documents filed from time to time with CONSOB by Sorin. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per Sorin share or Cyberonics share for the current or any future financial years or those of the combined group, will necessarily match or exceed the historical published earnings per Sorin share or Cyberonics share, as applicable. None of Cyberonics, Sorin and LivaNova gives any assurance (1) that any of Cyberonics, Sorin or LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

Contacts:

Investors Greg Browne Chief Financial Officer Cyberonics, Inc. Tel: +(1) 281-228-7262 e-mail: ir@cyberonics.com	Media Andrew Cole/Chris Kittredge Sard Verbinnen & Co (New York) Tel: +(1) 212-687-8080 London: Conrad Harrington Tel: +44 (0)20 3178 8914

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